SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934

Check the appropriate box:

[X]     Preliminary Information Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]     Definitive Information Statement

                                  Van Eck Funds
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

        1)      Title of each class of securities to which transaction applies:

        2)      Aggregate number of securities to which transaction applies:

        ----------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on
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        5)      Total fee paid:

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[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

        1)      Amount Previously Paid:

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        4)      Date Filed:

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                                  VAN ECK FUNDS
                          EMERGING MARKETS VISION FUND
                            99 Park Avenue 8th Floor
                             NEW York New York 10016
                            ------------------------

                             INFORMATION STATEMENT
                                 July 1, 2001

                            ------------------------

TO THE SHAREHOLDERS:

     On April 24, 2001 at a regular meeting of the Board of Trustees of The Van Eck Funds, the Trustees approved new advisory agreements for the Emerging Market Vision Fund and a change in its fundamental investment objectives and polices as well as a change in the Fund's investment restrictions such that the Fund will become an investment company which seeks capital appreciation by investing primarily in equity securities of companies which derive substantial portions of their revenue in Eastern and Central Europe, Russia and the former Soviet Union. This information statement informs you of the circumstances surrounding the Board's approval of the new advisory agreement and the changes in fundamental policies of the Fund, and provides you with an overview of the terms of the new advisory agreement and the new investment policies and objectives of the Fund.

                                          By order of the Board,

                                          THOMAS H. ELWOOD
                                          Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                            ------------------------

                          EMERGING MARKETS VISION FUND
                            99 Park Avenue 8th Floor
                             NEW York New York 10016

                            ------------------------

                             INFORMATION STATEMENT

                                 JULY 1, 2001

                            ------------------------

         This information statement is being furnished to the shareholders of the Emerging Markets Vision Fund (the "Fund") series of the Van Eck Funds (the "Trust"). The Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act) and is organized as a Massachusetts business trust. The Trust's trustees are referred to in this information statement as the "Board," "Board Members" or "Trustees." The Trust's principal executive office is 99 Park Avenue 8th Floor, New York, NY 10016.

         We are providing shareholders of the Fund with this information statement in lieu of a proxy statement, because the shares of the Fund are majority held by Van Eck Associates Corporation, which controls the Fund.

         This information statement relates to the approval by the Trustees of a new advisory agreement (the "New Advisory Agreement") dated as of August 1, 2001 between Van Eck Funds and Troika Dialog Asset Management (Cayman Islands) Ltd. ("TDAM"). The change in adviser and the New Advisory Agreement are necessitated by the conversion of the Fund as described below.

         The Board of Trustees of the Fund has decided to convert the Fund from an investment company which principally invests in emerging markets into an investment company which concentrates its investments in Central and Eastern Europe, Russia and areas of the former Soviet Union ("Eurasian Region" or "Eurasia") and to make other conforming changes to the Fund's investment objectives and strategies necessary to transform the Fund into an investment vehicle able to function with this new investment strategy (the "Transaction"). The Trustees further approved the change of the Fund's name to Troika Dialog Fund.

         THE NEW ADVISORY AGREEMENT TO WHICH THIS INFORMATION STATEMENT RELATES CONTAINS TERMS WHICH PROVIDE FOR NOMINALLY LOWER MANAGEMENT FEES. IT SHOULD BE NOTED THAT IN ADDITION TO THE ADVISORY FEE A NEW ADMINSTRATION FEE WILL BE IMPOSED ON FUND ASSETS, WHICH WILL RESULT IN NET FEES AND EXPENSES AND TERMS AND CONDITIONS SIMILAR TO THOSE IN EFFECT WITH VAN ECK ASSOCIATES CORP. PRIOR TO AUGUST 1, 2001.

SHAREHOLDINGS

     The table below sets forth the Fund's net asset value and number of outstanding shares as of June 1, 2001.

                                                       NET ASSET VALUE
SHARES OUTSTANDING                                     AT JUNE 1,2001
------------------                                   ------------------
100155                                                   $704,038.00

Management owns beneficially 67% or more of the shares of the Emerging Markets Vision Fund and has complete control of the Fund. Thus no proxy must be solicited. To the knowledge of management, the executive officers and Board Members of the Trusts, as a group, owned less than 1% of the outstanding shares of each Portfolio as of June 1,2001 except as follows:

John C. van Eck   7,092.1990 shares                  7.08% of shares outstanding


CHANGES IN ADVISER, INVESTMENT OBJECTIVES AND STRATEGIES

         As a result of the Transaction, TDAM will become adviser to the Fund. TDAM's compensation for its services is discussed below in "The New Advisory Agreement.

         After the assumption of its duties as Adviser, TDAM will manage the Fund as a non-diversified Fund seeking long term capital appreciation by investing in the Eurasian Region.

         In order to enable TDAM to more easily achieve the Fund's new investment objective, the Fund will change its investment objectives, restrictions and policies as follows:

1. The Fund's stated investment objective will change from seeking long-term capital appreciation by investing in equity securities in emerging markets around the world to seeking long-term capital appreciation through investments primarily in the equity securities of companies in Central and Eastern Europe, Russia and the former Soviet Union.

2. The Fund's investment strategy will change from investing in common stock of companies in Emerging Market countries to focusing its investments in the equity securities of companies in the Eurasian Region. In addition, the Troika Dialog Fund will become a non-diversified Fund which means that it may concentrate its investments in fewer issuers than a diversified Fund. This could cause greater volatility.

3. The principal risks of investing will remain above average, since both investment objectives and strategies involve similar risks. The Troika Dialog Fund may be more volatile since its investments are generally confined to the Eurasian Region and because it is not a diversified fund.

4. The Fund's investment restrictions will change to permit the Fund, with respect to 100% of its assets, to invest more than 5% of its assets in securities of one issuer without any restrictions (other than those imposed on investment companies by the Internal Revenue Code); and to permit the Troika Dialog Fund to invest up to 50% of its assets in the oil and gas industries.

THE NEW ADVISORY AGREEMENT

         Compensation. Under the New Advisory Agreement, TDAM is compensated by Troika Dialog Fund at an annual rate of .75 of 1% of the Fund's average net assets. Under the prior advisory agreement (the "Prior Advisory Agreement") with Van Eck Associates Corp. (the "Prior Adviser") dated May 1, 2000, which was approved by the sole shareholder as of May 1, 2000, the Fund paid the Prior Advisor a fee of 1%. However, the Prior Adviser, under the Prior Advisory Agreement, also provided fund accounting and administrative services to the Fund that TDAM will not provide under the New Advisory Agreement. Instead, these services will be performed by Van Eck Associates Corporation, to whom the Fund will pay .25 of 1% for providing these services. Thus, the change in management fee to TDAM from the management fee paid to the Prior Advisor will not result in a change of the total fees paid by the Fund. For the fiscal year ended December 31, 2000, the Fund paid the Prior Adviser $7590.00, however the Prior Advisor reimbursed the fund $77,842 for expenses. If the Prior Adviser had been paid the same fee as TDAM under the New Advisory Agreement, the Prior Adviser would have been paid $5,692.50, or 0.25% less than under the Prior Advisory Agreement.

         The New Advisory Agreement recognizes that TDAM may, from time to time, seek research assistance and rely on other investment management resources of its affiliated companies, and the Fund will disclose that a portion of the compensation received by TDAM may be paid to those affiliates in return for such services provided. TDAM will not receive any additional compensation from the Fund for these services.

         TDAM has agreed to pay Van Eck Securities Corporation 0.25% of its fees for additional marketing and administrative services rendered on its behalf for the Fund.

         Duration and Termination. The New Advisory Agreement will remain in full force and effect until May 1, 2002 and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) or by the Board, including the approval by a majority of the independent Trustees, at a meeting called for the purpose of voting on such approval.

         Liability. The New Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, TDAM will not be liable for any act or omission in connection with its activities as Adviser to the Fund.

         Other Services. The New Advisory Agreement does not require TDAM to provide fund accounting and administrative services to the Fund. The Fund has contracted with Van Eck Associates to provide these services for a fee of .25 of 1% of its average daily net assets. In addition TDAM has engaged Van Eck

Associates Corp. to provide additional marketing and consultative services on its behalf.

         A copy of the New Advisory Agreement is attached as Exhibit A.

THE MANAGER

         TDAM, the Fund's new manager, is located at Romanov Pereulok #4, 103875 Moscow, Russia. TDAM is a majority-owned subsidiary of The Bank of Moscow, which is owned by the City of Moscow, Russia. TDAM was formerly the sub-adviser to a US registered investment company currently advised and distributed by Pilgrim Management.

         The following is a list of the name, address and principal occupation of TDAM's principal executive officer and each director:

--------------------------------------------------------------------------------
Christopher J. Weaver            Director           4, Romanov Per 4th Floor
                                                    Moscow, Russia 103009
--------------------------------------------------------------------------------
Teplukhin Pavel Mikhailovich     President          4, Romanov Per 4th Floor
                                                    Moscow, Russia 103009
--------------------------------------------------------------------------------


BOARD CONSIDERATION OF NEW ADVISORY AGREEMENT

         At a regular meeting of the Board at which all of the Trustees were in attendance, the Board of Trustees considered and unanimously approved the New Advisory Agreement on April 24, 2001. In considering the approval of the Agreement, the Trustees, including the independent Trustees, considered whether the approval of the New Advisory Agreement was in the best interests of the Trust and the shareholders of the series. At the meeting, the Trustees reviewed materials furnished by TDAM (Cayman Islands) Ltd. and met with a representative of TDAM. Among other things, the Trustees considered the investment philosophy and style of TDAM, its relative performance record and its personnel. The Board required TDAM to acquire professional liability insurance, provide significant detail regarding its financial strength and provide cross-guarantees of TDAM's performance from the other non-Russian subsidiaries of TDAM.

SHAREHOLDER PROPOSALS

     As a Massachusetts business trust, the Trust is not required to hold an annual meeting of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trusts' Declarations of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of any Trust must be received by the Trust a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                                          THOMAS H. ELWOOD,
                                            Secretary

Dated: June 29, 2001

                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made as of this                  st day of
between CORPORATION, a corporation organized under the laws of the and having its principal place of business in New York, New York (the
"Adviser"), and VAN ECK FUNDS, a Massachusetts business trust (the "Trust") having its principal place of business in New York, New York (the "Trust").

         WHEREAS, the Trust is engaged in business as an open-end investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each representing interests in a separate portfolio of securities and other assets;

         WHEREAS, the Trust intends to offer shares ("Shares") in one of those series, Emerging Markets Vision Fund (the "Fund"), and invest the proceeds in securities, the Trust desires to retain the Adviser to render investment advisory and accounting and administrative services hereunder and with respect to which the Adviser is willing so to do;

         NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:


1.       APPOINTMENT OF ADVISER

The Trust hereby appoints the Adviser to act as investment adviser and administrator to the Fund for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.       DUTIES OF ADVISER

The Adviser, at its own expense, shall be responsible for furnishing the following services and facilities to the Trust:

(a)      INVESTMENT PROGRAM

         The Adviser will (i) furnish continuously an investment program for the Fund (ii) determine (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Fund shall be held uninvested, and (iii) make changes on behalf of the Fund in the investments. The Adviser also will manage, supervise and conduct such other affairs and business of the Fund and matters incidental thereto, as the Adviser and the Trust agree, subject always to the control of the Board of Trustees of the Trust and to the provisions of the Master Trust Agreement of the Trust, the Trust's By-Laws and the 1940 Act.

(b)      OFFICE SPACE AND FACILITIES

         The Adviser will arrange to furnish the Trust office space in the offices of the Adviser, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service required for managing the investments of the Trust.

(c)      PERSONNEL

         The Adviser shall provide executive and clerical personnel for managing the investments of the Fund, and shall compensate officers and Trustees of the Trust if such persons are also employees of the Adviser or its affiliates, except as otherwise provided herein.

(d)      PORTFOLIO TRANSACTIONS

         The  Adviser  shall  place  all  orders  for the  purchase  and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Adviser, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Paragraph 3(d). In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or the other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised by the Adviser or its affiliates. Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Adviser or its affiliates provided that the Adviser does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in a manner the Adviser deems equitable among the accounts involved.

(e)      RIGHT TO RECEIVE ADVICE

(i) ADVICE OF FUND If the Adviser shall be in doubt as to any action to be taken or omitted by it, it may request, and shall receive, from the Fund directions or advice.

(ii) ADVICE OF COUNSEL If the Adviser or the Fund shall be in doubt as to any question of law involved in any action to be taken or omitted by the Adviser, it may request advice at the Fund's cost from counsel of its own choosing (which may be counsel for the Adviser or the Fund, at the option of the Adviser).

(iii) PROTECTION OF THE ADVISER The Adviser shall be protected in any action or inaction which it takes in reliance on any directions or advice received pursuant to subsections (i) or (ii) of this paragraph which the Adviser, after receipt of any such directions or advice in, good faith believes to be consistent with such directions or advice as the case may be. However, nothing in this paragraph shall be construed as imposing upon the Adviser any obligation (i) to seek such directions or advice or (ii) to act in accordance with such directions or advice when received. Nothing in this subsection shall excuse the Adviser when an action or omission on the part of the Adviser constitutes willful misfeasance, bad faith, negligence or disregard by the Adviser of its duties under this Agreement.

3.       EXPENSES OF TRUST

The Adviser shall not bear the responsibility for or expenses associated with operational, accounting or administrative services on behalf of the Fund not expressly assumed by the Adviser hereunder. The expenses to be borne by the Trust include, without limitation:

(a) charges and expenses of any registrar, stock, transfer or dividend disbursing agent, custodian, depository or other agent appointed by the Trust for the safekeeping of the Fund's cash, portfolio securities and other property;

(b) general operational, administrative and accounting costs, such as the costs of calculating the Fund's net asset value, the preparation of the Fund's tax filings with relevant authorities and of compliance with any and all regulatory authorities;

(c)      charges and expenses of auditors and outside accountants;

(d) brokerage commissions for transactions in the portfolio securities of the Fund;

(e) all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state or other U.S. or foreign governmental agencies;

(f)      the cost of stock certificates representing shares of the Fund;

(g) expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions, if applicable;

(h) all expenses of shareholders' and Trustees' meetings, including meetings of committees, and of preparing, setting in type, printing and mailing proxy statements, quarterly reports, semi-annual reports, annual reports and other required communications to shareholders;

(i) all expenses of preparing and setting in type offering documents, and expenses of printing and mailing the same to shareholders (but not expenses of printing and mailing offering documents and literature used for any promotional purposes);

(j) compensation and travel expenses of Trustees who are not "interested persons" of the Adviser within the meaning of the 1940 Act;

(k) the expense of furnishing, or causing to be furnished, to each shareholder statements of account;

(l) charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Trust's corporate and financial structure, day to day legal affairs of the Trust and relations with its shareholders, issuance of Fund shares, and registration and qualification of securities under Federal, state and other laws;

(m) the expenses of attendance at professional and other meetings of organizations such as the Investment Company Institute and other trade groups by officers and Trustees of the Trust, and the membership or association dues of such organizations;

(n)      the cost and expense of maintaining the books and records of the Fund;

(o)      the expense of obtaining and maintaining a fidelity bond as required by
         Section 17(g) of the 1940 Act and the expense of obtaining and maintaining an errors and omissions policy;

(p)      interest payable on Fund borrowing;

(q)      postage; and

(r)      any  other  costs  and  expenses  incurred  by  the  Adviser  for  Fund
         operations   and   activities,   including   but  not  limited  to  the
         organizational costs of the Fund if initially paid by the Adviser.

4.       COMPENSATION

For the services and facilities to be provided to the Trust by the Adviser as provided in Paragraph 2 hereof, the Trust shall pay the Adviser a fee at the annual rate set forth in Exhibit A ("Annual Fee"). The Trust shall pay such amounts monthly, based on the Fund's average daily net assets, as reflected in the books and records of the Trust in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Trust.

5.       TRUST TRANSACTIONS

The Adviser agrees that neither it nor any of its officers, directors, employees or agents will take any long- or short-term position in the shares of the Trust; provided, however, that such prohibition shall not prevent the purchase of shares of the Trust by any of the persons above described for their account and for investment at the price (net asset value) at which such shares are available to the public at the time of purchase or as part of the initial capital of the Fund.

6.       RELATIONS WITH TRUST

Subject to and in accordance with the Master Trust Agreement and By-Laws of the Trust and the Articles of Incorporation and By-Laws of the Adviser, respectively, it is understood (i) that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, officers or otherwise; (ii) that directors, officers, agents and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and (iii) that the Adviser (or any such successor) is or may be interested in the Trust as a shareholder or otherwise and that the effect of any such adverse interests shall be governed by said Master Trust Agreement and By-Laws.

7.       LIABILITY OF ADVISER AND OFFICERS AND TRUSTEES OF TRUST

Neither the Adviser nor its officers, directors, employees, agents or controlling persons or assigns shall be liable for any error of judgment or law, or for any loss suffered by the Trust or its shareholders in connection with the matters to which this Agreement relates, except that no provision of this Agreement shall be deemed to protect the Adviser or such persons against any liability to the Trust or its shareholders to which the Adviser might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

8.       DURATION AND TERMINATION OF AGREEMENT

(a)      DURATION

         This Agreement shall become effective on the date hereof for the Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect until April 30, 2002 and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (b)     TERMINATION

         This Agreement may be terminated at any time, without payment of any penalty, by vote of the Trustees of the Trust or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund, or by the Adviser, on sixty (60) days written notice to the other party.

(c)      AUTOMATIC TERMINATION

         This Agreement shall automatically and immediately terminate in the event of its assignment.

9.       PRIOR AGREEMENT SUPERSEDED

This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

10.      SERVICES NOT EXCLUSIVE

The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others and to engage in other activities.

11.      MISCELLANEOUS

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.      LIMITATION OF LIABILITY

The term Van Eck Funds means and refers to the Trustees from time to time serving under the Master Trust Agreement of the Trust dated February 6, 1992 (amending the Master Trust Agreement dated April 3, 1985), as the same may subsequently thereto have been, or subsequently hereto may be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the assets and property of the Trust, as provided in the Master Trust Agreement of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust, acting as such, and no such authorization by such officer shall be deemed to have been made by any of them personally, but shall bind only the assets and property of the Trust as provided in its Master Trust Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.


[SEAL]                                              VAN ECK FUNDS


Attest:                                   By:
       -----------------------------         ---------------------------------
                 Secretary                            Vice President


[SEAL]                                              Troika Dialog


Attest:                                   By:
       -----------------------------         ---------------------------------
                Secretary                                President

                                    EXHIBIT A


                                           Annual Advisory Fee
Name of Fund                               (as a % of average daily net assets)
------------                               ------------------------------------

Troika Dialog Fund                         0.75% of average daily net assets